Alpine Income Trust

Supplement dated November 23, 2011
to the Statement of Additional Information (“SAI”) dated March 1, 2011

Change of Name of Class

Effective January 3, 2012, the Adviser Class will be renamed Class A.  As of that date, all references to the Adviser Class should be replaced with Class A.

Also effective January 3, 2012, the Investor Class will be renamed the Institutional Class.  As of that date, all references to the Investor Class should be replaced with the Institutional Class.

Eligibility of Waiver of Sales Charge

The following disclosure replaces the section titled Purchasing Shares located on page 32 in its entirety:

Purchasing Shares

As described under “How to Buy Shares” in the Prospectus, Institutional Class shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by the Distributor of the Funds’ shares. Class A shares of the Alpine Ultra Short Tax Optimized Income Fund are offered for sale, with a sales charge of 0.50%, at the net asset value per share next computed after receipt of a purchase order by the Distributor of the Fund’s shares. The 0.50% sales charge may be waived in certain situations as described in more detail below.

Net asset value is computed once daily for each Fund, on each day on which the New York Stock Exchange (“NYSE”) is open for business. See “Determination of Net Asset Value.”

For the last three fiscal years ending October 31, 2010, the Distributor of the Funds received the following sales charges from investors on sales of Alpine Ultra Short Tax Optimized Income Fund - Class A shares:

	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor
Alpine Ultra Short Tax Optimized Income Fund – Class A	$0	$0

The Fund’s Board of Trustees has determined to waive the Fund’s 0.50% sales charge applicable to Class A for all Fund purchases of $250,000 or more, effective September 1, 2010.

Certain investors of the Alpine Ultra Short Tax Optimized Income Fund may be eligible to combine multiple purchases of Class A shares to eliminate the 0.50% sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the 0.50% sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the Class A sales charge may be waived for the following reasons:

o	Employees of the Adviser or its affiliates and their immediate family
o	Current and former Trustees of funds advised by the Adviser.
o	The Adviser or its affiliates

o
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

o	Investors in employee retirement, stock, bonus, pension or profit sharing plans
o	Investment advisory clients of the Adviser or its affiliates
o	Registered Investment Advisers
o	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
o	Certain financial intermediaries that have entered into contractual agreements with the Funds’ distributor
o	Shares acquired when dividends or capital gains are reinvested in the Funds
o	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

These waivers may be discontinued at any time without notice.

Please retain this Supplement for future reference.